President's Letter

Dear Fellow Shareholder:

Thank you for your confidence in Aetna and your investment in Aetna Income Shares. We are pleased to bring you this annual report of the status and performance of your Fund.

During the past year, we have implemented several actions to focus our Fund management efforts. At a Special Meeting, shareholders gave strong approval of recommendations of the Board of Trustees. To this end, we are pleased to have Aeltus Investment Management, Inc. as subadvisor to the Fund; a decision which allows Aetna to consolidate its investment management expertise. Additions to our investment staff have also enhanced our management and quantitative research capabilities. We are pleased with the results of improvements in our stock selection disciplines, portfolio implementation processes and investment research.

In the financial markets, the past year has seen a slowdown of the economy and little change in interest rates. Inflation has remained remarkably stable despite concerns earlier in the year. This trend has resulted in an increase in bond prices and growth in the stock market. We see this moderate growth, low inflation and stable interest rate scenario continuing into 1997. Although this may be favorable for investments in the bond markets, we are cautious or somewhat neutral to cautious about the performance of the stock markets in 1997.

We are pleased to help you meet your retirement and investment needs by bringing you quality products and services. Thank you, again, for investing in our Fund.

Sincerely,

Shaun P. Mathews
President

[GRAPHIC]
[The table below was presented as a line graph in the printed material]

                                                             Aetna Income Shares
                                                               Growth of $10,000

Average Annual Total Returns for the Year Ended
           December 31, 1996*

1 year    5 year    10 year
3.60%     6.77%     8.83%



                                Jan-87                                                                                  Dec-96
Aetna Income Shares              10000    10451    11248    12887    14065    16799   18051    19798   19026    22497    23304
Lehman Aggregate Bond Index      10000    10276    11087    12698    13835    16049   17237    18917   18365    21757    22547


----------

* `Total Return' is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Performance does not include any separate account charges imposed by ALIAC.


Aetna Income Shares generated a return of 3.60%, net of fund expenses, for the year ended December 31, 1996. The Fund's performance was comparable to the Lehman Brothers Aggregate Bond Index (an unmanaged index) return of 3.63% over the same period. Versus its competitive peer group for the past 1,5, and 10 years ended December 31, 1996, the Fund's returns ranked in the top 51% (151 out of 295), 53% (86 out of 163), and 19% (18 out of 95) respectively, of Morningstar's variable annuity corporate bond funds universe.

As interest rates rose over the year, the negative price action was sufficient to bite into the coupon income of investment grade bonds. The longer dated assets were hardest hit as 30-year U.S.Treasury yields rose by nearly 0.70% over the period. U.S. Treasuries underperformed other sectors within the investment grade universe as corporate bonds and mortgage-backed securities received some benefit from the additional yield provided. As one would expect in a down market environment, mortgage-backed securities outperformed all other sectors. Inherently more defensive in nature, these securities typically provide for monthly repayments of principal and interest. Within the Fund, premium GNMA pass-throughs and non-agency mortgage-backed securities were among the top performers due to their shorter durations.

In the corporate sector, credit quality played a role as lower rated bonds generally fared better than higher quality counterparts. Improved balance sheets, increased demand and favorable market technicals help to narrow yield spread differentials between corporate bonds and U.S. Treasuries. The Fund's holdings of foreign bonds, particularly those of Asian issuers such as Korea and China outperformed the general corporate universe. We were disappointed with the return performance on our media and cable holdings. These companies and the industry as a whole have struggled this year with high capital expenditures and increased competition.

In  addition,   Fund  performance  was  increased  through  modest  holdings  of high-yield bonds and emerging country debt. Both asset classes smartly outperformed traditional investment grade bonds in 1996. Strong cash inflows, improved fundamentals, and demand for higher yields provided support to these alternative asset classes. Here again, returns varied according to specific companies or industries within the high-yield market and between countries or continents for the emerging markets. The Fund's high-yield holdings generated mixed results while the emerging market holdings provided exceptional returns.

As we look forward to 1997, we anticipate that the interest rate environment will remain fairly stable over the next several months. Moderate economic growth with little in terms of inflationary pressures could keep monetary policy on hold. Given a relatively unchanged interest rate environment, securities that provide additional yield over U.S. Treasuries could outperform the market. As opportunities arise, we believe the Fund is well positioned with exposure to mortgage securities and an overweighting of corporate bonds. We intend to maintain a modest exposure to alternative asset classes to enhance potential yield and diversify the Fund's portfolio holdings.

Past performance is no assurance of future returns.

Investment Summary:



---------------------------------------------------------------------------------------------------
                        % of
Quality Ratings     Portfolio      Top Ten Long Term Holdings                        % of Portfolio
---------------------------------------------------------------------------------------------------
AAA                   59.5%        U.S.Treasury  Bond, 10.375%, 11/15/12                  3.8%
AA                     7.6%        U.S. Treasury  Note,  6.875%,03/31/00                  3.8%
A                     11.0%        FNMA, 30 Yr., 8.00%, 12/11/26                          3.8%
BBB                    6.1%        U.S.Treasury   Note, 6.875%, 08/31/99                  3.0%
BB                     3.8%        U.S. Treasury  Note, 6.875, 07/31/99                   3.0%
B                      2.2%        U.S. Treasury  Note, 6.25%,05/31/00                    3.0%
Other                  9.8%        U.S. Treasury  Note, 5.75%, 08/15/03                   2.9%
Average                AA-         Associates Corp., 7.95%, 02/15/10                      2.4%
                                   U.S. Treasury Note, 6.50%,05/31/01                     2.2%
                                   Ford Motor Credit Corp., FRN, 5.75%, 02/22/99          2.2%

Portfolio of Investments
December 31, 1996
================================================================================

                                                     Principal      Market
                                                       Amount         Value
                                                     ----------    -------------

LONG-TERM BONDS AND NOTES (89.2%)
U.S. Government and Agency Obligations (41.9%)
Agency Mortgage-Backed Securities (15.3%)

Federal Home Loan Mortgage Corp. 20 6-B,
 0.00%, 07/15/19 ...............................    $      34,553    $      34,553
Federal National Mortgage Association,
 0.00%, 06/25/19 ...............................        1,234,934        1,153,980
Federal National Mortgage Association,
 7.00%, 08/01/25 - 03/01/26 ....................       14,698,022       14,399,475
Federal National Mortgage Association,
 7.50%, 11/01/25 - 12/11/26 ....................       15,000,000       15,000,000
Federal National Mortgage Association,
 8.00%, 12/11/26 ...............................       25,000,000       25,468,750
Government National Mortgage Association,
 7.00%, 04/15/26 ...............................       10,064,744        9,860,309
Government National Mortgage Association,
 7.50%, 03/15/24 - 10/15/25 ....................        9,036,012        9,052,956
Government National Mortgage Association,
 10.00%, 10/15/09 - 01/15/21 ...................       10,576,234       11,610,668
Government National Mortgage Association,
 10.50%, 02/15/13 - 01/15/21 ...................       10,815,295       11,974,506
Government National Mortgage Association,
 11.00%, 02/15/10 ..............................           38,166           42,197
                                                                     -------------
                                                                        98,597,394
                                                                     -------------
U.S. Agencies (1.5%)
Small Business Administration 92-20K,
   7.55%, 11/01/12 ............................         9,114,016        9,296,296
                                                                     -------------
                                                                         9,296,296
                                                                     -------------
U.S. Treasuries (25.1%)
U.S. Treasury Bond, 6.75%, 08/15/26 ...........         5,000,000        5,035,940
U.S. Treasury Bond, 10.375%, 11/15/12 .........        20,000,000       25,768,759
U.S. Treasury Note, 5.75%, 08/15/03 ...........        20,000,000       19,406,250
U.S. Treasury Note, 6.25%, 05/31/00 ...........        20,000,000       20,087,450
U.S. Treasury Note, 6.375%, 05/15/99 ..........         9,500,000        9,586,099
U.S. Treasury Note, 6.50%, 05/31/01 ...........        15,000,000       15,173,445
U.S. Treasury Note, 6.875%, 07/31/99 ..........        20,000,000       20,412,450
U.S. Treasury Note, 6.875%, 08/31/99 ..........        20,000,000       20,418,760
U.S. Treasury Note, 6.875%, 03/31/00 ..........        25,000,000       25,570,313
                                                                     -------------
                                                                       161,459,466
                                                                     -------------
Total U.S. Government and Agency
   Obligations(cost $269,036,424)                                      269,353,156
                                                                    --------------
Corporate Bonds (44.5%)
Financial Services (15.0%)
American General, 8.125%, 08/15/09 ............        10,000,000       10,753,200
Associates Corp., 7.95%, 02/15/10 .............        15,000,000       16,045,200
Capital One Bank, 8.625%, 01/15/97 ............         5,000,000        5,002,800
Chase Manhattan Corp., 6.625%, 01/15/98 .......        10,000,000       10,067,900
Dean Witter, Discover & Co., 6.00%,  03/01/98 .         6,000,000        6,001,920
Ford Motor Credit Corp., FRN, 5.75%, 02/22/99 .        15,000,000       15,030,526
Ford Motor Credit Corp., FRN, 5.962%,
   06/02/98 ...................................         7,000,000        7,035,666
General Electric Capital Corp., 7.96%, 02/02/98        10,000,000       10,243,500
General Electric Capital Corp., 8.625%,
   06/15/08 ...................................        10,000,000       11,330,100

                                                     Principal      Market
                                                       Amount         Value
                                                     ----------    -------------
Mellon Capital II, 7.995%, 01/15/27 ...........     $   5,000,000    $   5,057,000
                                                                     -------------
                                                                        96,567,812
                                                                     -------------
Foreign and Supranationals (15.5%)

African Development Bank, 8.80%, 09/01/19 .....        11,650,000       13,776,242
China International Trust, 9.00%, 10/15/06 ....        10,000,000       11,053,400
Inter-American Development Bank, 12.25%,
   12/15/08 ...................................         7,775,000       11,183,716
International Bank For Reconstruction &
   Development, 9.25%, 07/15/17 ...............        11,000,000       13,691,370
Korea Electric, 6.375%, 12/01/03 ..............         4,500,000        4,372,875
Korean Development Bank, 9.25%, 06/15/98 ......         5,000,000        5,223,300
Republic of Argentina, 9.25%, 02/23/01 ........         5,000,000        5,093,750
Republic of Argentina, FRB, 6.625%, 03/31/05 ..         4,900,000        4,266,063
Rogers Cablesystem, 10.00%, 03/15/05 ..........         8,500,000        9,073,750
Swire Pacific Ltd. + , 8.50%, 09/29/04 ........         5,500,000        5,893,030
Teleport Communications, 0.00%, 07/01/07 ......        10,000,000        6,875,000
United Mexican States Government + ,
   7.562%, 08/06/01 ...........................         9,000,000        9,066,094
                                                                     -------------
                                                                        99,568,590
                                                                     -------------
Other Corporate Bonds (14.0%)

Alliance Entertainment, 11.25%, 07/15/05 ......         5,000,000        3,675,000
Echostar Communications, 0.00%, 06/01/04 ......        10,000,000        8,311,309
Georgia-Pacific Corp., 9.50%, 12/01/11 ........         5,500,000        6,420,700
HSBC America + , 7.808%, 12/15/26 .............         6,500,000        6,279,715
Lamar Advertising Co., 9.625%, 12/01/06 .......         2,000,000        2,080,000
MFS Communications, Inc., 5.00%, 01/15/06 .....         5,000,000        3,650,000
MGM Grand Hotel, 12.00%, 05/01/02 .............         4,000,000        4,300,000
Paramount Communications, Inc., 7.50%,
  07/15/23 ....................................        11,500,000        9,826,060
Tele-Communcations, Inc., 9.80%, 02/01/12 .....         5,000,000        5,411,000
Telewest Plc, 11.00%, 10/01/07 ................         6,850,000        4,795,000
Tenet Healthcare Corp., 9.625%, 09/01/02 ......         5,000,000        5,470,000
Time Warner, Inc., 7.95%, 02/01/00 ............         7,000,000        7,238,343
Time Warner, Inc., 9.125%, 01/15/13 ...........         5,000,000        5,429,300
Trump Atlantic City, 11.25%, 05/01/06 .........         5,000,000        4,975,000
TRW, Inc., 9.35%, 06/04/20 ....................        10,500,000       12,603,675
                                                                     -------------
                                                                        90,465,102
                                                                     -------------
Total Corporate Bonds (cost $279,539,667)                              286,601,504
                                                                    --------------
Non-Agency Mortgage-Backed Securities (1.5%)
Mortgage-Backed Securities (1.5%)
Chase Mortgage Finance, 6.75%, 11/25/09 .......         7,544,972        7,537,899
Security Pacific National Bank, 8.50%,
   03/01/17 ...................................         2,275,340        2,263,964
                                                                     -------------
                                                                         9,801,863
                                                                     -------------
Total Non-Agency Mortgage-Backed
   Securities (cost $9,658,946)                                          9,801,863
                                                                     -------------
Asset-Backed Securities (1.3%)
First Chicago Master Trust 94I-A, 5.80%,
   01/15/99 ...................................         8,250,000        8,263,778
                                                                     -------------

Total Asset-Backed Securities (cost $8,242,652)                         8,263,778
                                                                     ------------
Total Long-Term Bonds and Notes (cost $566,477,689)                   574,020,301
                                                                     ------------


                     See Notes to Portfolio of Investments.
4

================================================================================

                                                     Principal      Market
                                                       Amount         Value
                                                     ----------    -------------

SHORT-TERM INVESTMENTS (15.9%)
Bridgestone Firestone Master Trust, Inc. + ,
    Asset-Backed Securities, 6.40%,01/06/97 ...     $  15,000,000    $  15,000,000
Circuit City Credit Card + , Comm. Paper,
 6.20%, 01/07/97 ..............................        12,000,000       12,000,000
Countrywide Home Loans, Comm. Paper,
   6.50%, 01/09/97 ............................        15,000,000       14,981,042
Dakota Certificates-Standard Credit Card
   Master Trust 1 +, Asset-Backed
   Securities, 5.50%, 01/14/97 ................        20,000,000       19,963,333
Lockheed Martin Corp. + , Comm. Paper,
   7.25%, 01/02/97 ............................        30,666,000       30,666,000
Source One Mortgage Services Corp., Comm ......
   Paper, 5.72%, 01/14/97 .....................        10,000,000        9,980,933
                                                                     -------------
Total Short-Term Investments
   (cost $102,591,308)                                                 102,591,308
                                                                     -------------
TOTAL INVESTMENTS
   (cost $669,068,997)(a)                                              676,611,609
Other assets less liabilities
                                                                       (32,882,180)
                                                                     -------------
Total Net Assets                                                     $ 643,729,429
                                                                     =============




Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amount to $669,718,833. Unrealized gains and losses based on identified tax cost at December 31, 1996, are as follows:

Unrealized gains ..........................                   $ 12,707,192
Unrealized losses .........................                     (5,814,416)
                                                              ------------
   Net unrealized gain ....................                   $  6,892,776
                                                              ============

+ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Category percentages are based on net assets.

                       See Notes to Financial Statements.
                                                                               5

Statement of Assets and Liabilities
December 31, 1996
================================================================================

Assets:
Investments, at market value ................................      $676,611,609
Cash ........................................................               350
Receivable for:
  Dividends and interest ....................................         9,232,803
  Fund shares sold ..........................................               706
                                                                   ------------
      Total assets ..........................................       685,845,468
                                                                   ------------
Liabilities:
Payable for:
  Dividends to shareholders .................................            47,602
  Investments purchased .....................................        40,767,535
  Fund shares redeemed ......................................         1,038,445
Accrued investment advisory fees ............................           218,714
Accrued administrative and service fees .....................            43,743
                                                                   ------------
      Total liabilities .....................................        42,116,039
                                                                   ------------
NET ASSETS ..................................................      $643,729,429
                                                                   ============
Net assets represented by:
Paid-in capital .............................................      $643,211,785
Net unrealized gain on investments ..........................         7,542,612
Undistributed net investment income .........................         2,453,457
Accumulated net realized loss on investments ................        (9,478,425)
                                                                   ------------
NET ASSETS ..................................................      $643,729,429
                                                                   ============
Shares authorized ...........................................         Unlimited
Par value ...................................................      $       1.00
Shares outstanding ..........................................        50,995,995
Net asset value per share
 (net assets divided by shares outstanding) .................      $     12.623

Cost of investments .........................................      $669,068,997

See Notes to Financial Statements.

Statements of Operations
Year Ended December 31, 1996
================================================================================

Investment Income:
Interest ........................................................   $44,105,829
Dividends .......................................................        27,167
                                                                    -----------
      Total investment income ...................................    44,132,996
                                                                    -----------
Expenses:
Investment advisory fees ........................................     2,033,785
Administrative services fees ....................................       430,403
Miscellaneous ...................................................       100,037
                                                                    -----------
      Total expenses ............................................     2,564,225
                                                                    -----------
Net investment income ...........................................    41,568,771
                                                                    -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain on:
  Sale of investments ...........................................     4,197,867
                                                                    -----------
      Net realized gain or loss on investments ..................     4,197,867
                                                                    -----------
Net change in unrealized loss on:
  Investments ...................................................   (23,388,378)
                                                                    -----------
      Net change in unrealized gain or loss on investments ......   (23,388,378)
                                                                    -----------
Net realized and change in unrealized loss ......................   (19,190,511)
                                                                    -----------
Net increase in net assets resulting from operations ............   $22,378,260
                                                                    ===========

See Notes to Financial Statements.

Statements of Changes in Net Assets
================================================================================

                                                    Year Ended      Year Ended
                                                   December 31,    December 31,
                                                       1996           1995
                                                  -------------   -------------
Operations:
Net investment income ..........................  $  41,568,771   $  42,658,844
Net realized gain ..............................      4,197,867       5,548,431
Net change in unrealized gain (loss) ...........    (23,388,378)     53,970,465
                                                  -------------   -------------
   Net increase in net assets resulting
    from operations ............................     22,378,260     102,177,740
                                                  -------------   -------------
Distributions to Shareholders:
From net investment income .....................    (41,091,489)    (40,862,116)
                                                  -------------   -------------
   Decrease in net assets from
     distributions to shareholders .............    (41,091,489)    (40,862,116)
                                                  -------------   -------------
Share Transactions:
Proceeds from shares sold ......................     20,171,265      70,377,292
Net asset value of shares issued
  upon reinvestment of distributions ...........     41,016,709      40,782,267
Payments for shares redeemed ...................    (65,705,805)    (67,218,527)
                                                  -------------   -------------
   Net increase (decrease) in net assets
     from share transactions ...................     (4,517,831)     43,941,032
                                                  -------------   -------------
Change in net assets ...........................    (23,231,060)    105,256,656
Net assets:
Beginning of year ..............................    666,960,489     561,703,833
                                                  -------------   -------------
 End of year ....................................  $ 643,729,429   $ 666,960,489
                                                  =============   =============

End of year net assets includes undistributed
 (distributions in excess of)
  net investment income ........................  $   2,453,457   $    (116,781)
                                                  =============   =============
Share Transactions:
Number of shares sold ..........................      1,561,711       5,565,388
Number of shares issued upon reinvestment
  of distributions .............................      3,242,212       3,165,606
Number of shares redeemed ......................     (5,105,607)     (5,364,352)
                                                  -------------   -------------
   Net increase (decrease) .....................       (301,684)      3,366,642
                                                  =============   =============

See Notes to Financial Statements.

Notes to Financial Statements
December 31, 1996
================================================================================

1.  Summary of Significant Accounting Policies

Aetna Income Shares (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company whose shares are currently sold to Aetna Life Insurance and Annuity Company (the Company) for allocation to certain of its variable life/annuity accounts and to other shareholders of the Fund only through reinvestment of distributions. The Company's separate accounts and affiliates held 99.2% of the Fund's outstanding shares at December 31, 1996. The investment objective of the Fund is to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.

The Company serves as Investment Adviser and principal underwriter to the Fund. It is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which in turn is a wholly-owned subsidiary of Aetna, Inc.

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A.  Valuation  of  Investments

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest approximates market. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Trustees.

B. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933. The Fund may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.


C. Delayed Delivery Transactions

The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Fund's portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract.

D. Federal Income Taxes

As a qualified regulated investment company, the Fund is relieved of federal income and excise taxes by distributing its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

E. Distributions

The Fund distributes all net investment income and net capital gains, if any, to shareholders annually. Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferred losses on wash sales.

Notes to Financial Statements
December 31, 1996 (continued)
================================================================================
1.  Summary of Significant Accounting Policies (continued)

F.  Other

Investment transactions are accounted for on the day following trade-date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized, using an effective yield method, over the life of the respective security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

2. Investment Advisory and Administrative Services Fees

For the period January 1 through July 31, 1996, the Fund paid the Company (its investment adviser) an investment advisory fee at an annual rate of one-quarter of one percent (0.25%) of its average daily net assets. On June 17, 1996, shareholders of the Fund approved a new Investment Advisory Agreement, effective August 1, 1996, which provides for an increase in the annual advisory fee to 0.40% of average daily net assets of the Fund.

The Fund has entered into an administrative services agreement (the Agreement) with the Company whereby the Company is reimbursed for a share of its overhead related to managing the Fund. In addition, the Company has been paying, and the Fund had been reimbursing the Company for, the Fund's ordinary, recurring expenses such as legal fees, trustees' fees, custodial fees and insurance premiums. Effective May 1, 1996, the Agreement was modified to enable the Fund to fix the amount of its costs and expenses. Under the terms of the new Agreement, the Company will receive a fixed fee in exchange for providing the services described above, including reimbursement of its overhead related to managing the Fund. The new Agreement provides for the Company to receive a fixed fee at an annual rate of 0.08% of average daily net assets of the Fund.

During June, the shareholders of the Fund voted to approve a subadvisory agreement (the Subadvisory Agreement) among the Fund, the Company and the Company's affiliate, Aeltus Investment Management, Inc. (Aeltus). Under the terms of the Subadvisory Agreement, Aeltus will supervise the investment and reinvestment of cash and securities and provide certain related administrative services for the Fund in exchange for a fee to be paid by the Company.

The Subadvisory Agreement provides that the Company will pay Aeltus a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund. For the period ended December 31, 1996, the Company paid Aeltus $651,877, in accordance with the terms of the Subadvisory Agreement.

3. Purchases and Sales of Investments

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1996 were $585,103,660 and $525,102,772, respectively.

4. Capital Loss Carryforward

At December 31, 1996, for federal income tax purposes, the Fund had a capital loss carryforward available to offset future long term capital gains of approximately $8,828,000, which expires in the year 2002.

5. Certain Reclassifications

In accordance with Statement of Position 93-2, the Fund made the following reclassifications to the Statement of Assets and Liabilities:


                                         Undistributed Net         Accumulated Net Realized
                 Paid-in Capital         Investment Income        Gain (Loss) on Investments
              ---------------------- --------------------------- -----------------------------
                   (2,092,960)               2,092,956                        4


These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

================================================================================

Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited)

All of the income dividends paid by the Fund were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were 0.07%.

Financial Highlights
================================================================================
Selected data for a fund share outstanding throughout each year:


                                                                            Year Ended December 31,
                                                          1996           1995 +          1994 +          1993 +         1992 +
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value per share, beginning of year .......  $     13.001    $     11.719    $     13.052    $     12.759    $     13.511
                                                      ------------    ------------    ------------    ------------    ------------
Income from investment operations:
 Net investment income .............................         0.844           0.885           0.791           0.854           0.949
 Net realized and unrealized gain (loss) ...........        (0.387)          1.237          (1.294)          0.365           0.039
                                                      ------------    ------------    ------------    ------------    ------------
    Total from investment operations ...............         0.457           2.122          (0.503)          1.219           0.988
                                                      ------------    ------------    ------------    ------------    ------------
Less distributions:
  From net investment income .......................        (0.835)         (0.840)         (0.830)         (0.852)         (1.070)
  From net realized gains on investments ...........          --              --              --            (0.074)         (0.670)
                                                      ------------    ------------    ------------    ------------    ------------
    Total distributions ............................        (0.835)         (0.840)         (0.830)         (0.926)         (1.740)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value per share, end of year .............  $     12.623    $     13.001    $     11.719    $     13.052    $     12.759
                                                      ============    ============    ============    ============    ============
Total return* ......................................          3.60%          18.24%          (3.80)%          9.68%           7.45%
Net assets, end of year (000's) ....................  $    643,729    $    666,960    $    561,704    $    641,429    $    530,880
Ratio of total expenses to average net assets ......          0.39%           0.32%           0.33%           0.31%           0.31%
Ratio of net investment income to average net assets          6.39%           6.97%           6.38%           6.47%           6.96%
Portfolio turnover rate ............................         96.41%         113.72%          74.24%          56.37%          94.26%



* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the year.

See Notes to Financial Statements.

                          Independent Auditors' Report

The Shareholders and Board of Trustees
Aetna Income Shares:

We have audited the accompanying statement of assets and liabilities of Aetna Income Shares (the Fund), including the portfolio of investments, as of December 31, 1996, the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Income Shares as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Hartford, Connecticut
February 14, 1997

                         Special Meeting of Shareholders
                                   (Unaudited)

================================================================================


On June 17, 1996, a Special Shareholder Meeting was held. Shareholders of record on April 30, 1996 were entitled to vote at the meeting. The shareholders voted to elect nine Trustees, approve a subadvisory agreement among the Fund, the Company and Aeltus, and approve a new Investment Advisory Agreement between the Fund and the Company. In addition, shareholders voted to amend the Fund's
Declaration of Trust to modify the Fund's liability and indemnification provisions. Following is a brief description and the results of each vote.

A. Election of Trustees

The following individuals were elected to serve as Trustees for the Fund. Every individual named served as a Trustee of the Fund prior to this election. There are no other individuals currently serving as Trustees to the Fund.



                            Votes Cast             Votes                                         Votes Cast             Votes
Trustee                         For               Withheld             Trustee                      For               Withheld
-----------------------------------------------------------------      -------------------------------------------------------------
Morton Ehrlich               37,916,952          1,263,478             Sidney Koch                37,939,127          1,241,303
Maria T. Fighetti            37,799,689          1,380,741             Shaun P. Mathews           37,904,972          1,275,458
David L. Grove               37,623,553          1,556,877             Corine T. Norgaard         37,705,587          1,474,843
Timothy A. Holt              37,901,688          1,278,742             Richard G. Scheide         37,931,384          1,249,046
Daniel P. Kearney            37,872,659          1,307,771



B.  Approval of Subadvisory Agreement

The shareholders of the Fund voted to approve a Subadvisory Agreement with Aeltus. (See Note 2 of Notes to Financial Statements for a description of the services provided and the compensation arrangement defined by the terms of the agreement.)

Results of the vote were:

                 Votes Cast            Votes Cast
                    For                 Against            Abstentions
           ----------------------- ------------------- --------------------
                  34,324,420            3,117,166           1,738,844


C.  Approval of New Investment Advisory Agreement

Shareholders of the Fund voted to approve a new Investment Advisory Agreement (the Agreement) between the Fund and the Company. The Agreement was updated in the following respects: the language was simplified where possible; the liability provisions made it clear that the Company is liable to the Fund for the Company's negligence, and it expanded the Company's ability to use brokerage commissions to pay Fund expenses.

Additionally shareholders of the Fund voted to increase the annual investment advisory fee from 0.25% of average daily net assets to 0.40% of average daily net assets for the Fund.

Results of the vote were:

                Votes Cast            Votes Cast
                   For                 Against            Abstentions
           ----------------------- ------------------- --------------------
                 32,469,944           4,960,684            1,749,802

D.  Amendment to Fund's Declaration of Trust

Shareholders of the Fund, voted to delete and restate certain articles in the Fund's Declaration of Trust related to the liability of Trustees to the Fund and the indemnification by the Fund of Trustees and officers for liabilities incurred while acting as Trustees of the Fund. The primary purpose of the amendment is to allow a Fund to advance costs to a Trustee if that Trustee is named in an action for which the Fund would ultimately be obligated to indemnify the Trustee without the Trustee being required to post collateral. Results of the vote were:

                 Votes Cast            Votes Cast
                    For                 Against            Abstentions
           ----------------------- ------------------- --------------------
                  34,236,869           2,960,541            1,983,020


14